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          MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND
                MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND

                      Supplement to the Current Prospectus

         The following language deletes and replaces in its entirety the second sentence under the caption entitled "MFS/Foreign & Colonial International Growth and Income Fund" on the cover page of the current Prospectus:

         The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are outside the U.S.

         In addition, the following language deletes and replaces in its entirety the section entitled "International Growth and Income Fund" on page 4 of the current Prospectus:

         International Growth and Income Fund - The International Growth and Income Fund's investment objective is to seek capital appreciation and current income. The Fund seeks to achieve its objective by investing primarily in equity securities of issuers whose principal activities are outside the U.S. The Fund will invest, under normal market conditions, at least 65% of its total assets (and generally expects to invest a substantial portion of its total assets) in equity securities of foreign "blue chip" companies and foreign growth companies. See "Investment Techniques - Foreign Growth Securities" below. The Fund considers a security to be "blue chip" if the total equity market capitalization of the issuer is at least U.S. $5 billion. It is expected that the Fund's equity securities will include securities which pay relatively high current dividends.

         The Fund may invest up to 10% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Investment Techniques - Emerging Market Securities" below.

         The description of the portfolio managers under the "Management of the Funds - Investment Adviser" section beginning on page 15 of the current Prospectus is hereby revised as follows:

         Effective June 1, 1997, June Scott and Ian K. Wright are the portfolio managers of the MFS/Foreign & Colonial International Growth Fund and the MFS/Foreign & Colonial International Growth and Income Fund. Mr. Wright is a Director of the Board of Foreign & Colonial Management Ltd. ("FCM") and has been employed by FCM as a portfolio manager since 1981. Ms. Scott is a Global Funds Manager of FCM and has been employed by FCM as a portfolio manager since 1995. Prior to joining FCM, Ms. Scott completed her MBA at the London Business School in 1995 and worked as a Quantitative Portfolio Analyst in the Equity Research Group at J.P. Morgan Investment Management in London until 1993.

                  The date of this Supplement is July 1, 1997.